THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONNECTICUT GENERAL LIFE INSURANCE COMPANY
UNUM LIFE INSURANCE COMPANY OF AMERICA
FIRST UNUM LIFE INSURANCE COMPANY OF AMERICA

Lincoln Life Variable Annuity Account T
Lincoln Life Variable Annuity Account W
Lincoln National Variable Annuity Account C
Lincoln Life Variable Annuity Account JL-A
Lincoln Life Variable Annuity Account JF-I
Lincoln Life Variable Annuity Account JF-II
Lincoln National Variable Annuity Fund A
VA I Separate Account of UNUM Life Insurance Company
VA I Separate Account of First UNUM Life Insurance Company
CG Variable Annuity Separate Account II
CIGNA Variable Annuity Separate Account I

Supplement Dated May 1, 2024 to the Prospectus

The following information is an update to your last effective prospectus, as supplemented:

All prospectuses and other shareholder reports will be made available on www.lfg.com/VAprospectus. The prospectus for your variable annuity contract provides detailed information about the Contract. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

General Death Benefit Information:

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the Contract as the new Contractowner. All Contract provisions relating to the spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognize under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. You are strongly encouraged to consult a tax advisor before elected spousal rights under the Contract.

Legal Proceedings:

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriters may become or are involved in various pending or threatened regulatory or legal proceedings, included purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or request for equitable relief.

After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without any material adverse effect on the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficultly in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company’s operating results for any particular reporting period.

Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.